Exhibit 10.22(l)

This document is intended

to be recorded in

Cook County, Illinois

THIS DOCUMENT WAS

PREPARED BY, AND AFTER RECORDING,

RETURN TO:

Katten Muchin Rosenman LLP

525 W. Monroe

Chicago, Illinois 60661

Attention: Claudia Duncan, Esq.

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND

FIXTURE FILING

made by

FLEISCHMANN’S VINEGAR COMPANY, INC., a Delaware corporation, as Mortgagor,

to

MARANON CAPITAL, L.P., a Delaware limited partnership,

as Agent for the Lenders described herein,

as the Mortgagee

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this “Mortgage”), is dated as of December 19, 2016, by FLEISCHMANN’S VINEGAR COMPANY, INC., a Delaware corporation (“Mortgagor”), whose address for notice hereunder is 12604 Hiddencreek Way, Suite A, Cerritos, California 90703, Attention: Chief Financial Officer,  to and for the benefit of MARANON CAPITAL, L.P., a Delaware limited partnership (“Maranon”), in its capacity as agent on behalf of the Lenders (as defined below; Maranon acting in such capacity, together with any successors or assigns in such capacity, is referred to herein as “Mortgagee” or “Agent”), whose address for notices is 303 West Madison Street, Suite 2500, Chicago, Illinois 60606, Attention: Chief Financial Officer.

RECITALS:

A.       Subject to the terms and conditions of that certain Credit Agreement dated as of October 3, 2016 (as  amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Mortgagor and certain affiliates of Mortgagor, as borrowers (collectively, “Borrowers”), and Maranon,  as agent for certain financial institutions, funds and other investors who are or hereafter become parties to such Credit Agreement from time to time as lenders (such lender parties are, collectively, the “Lenders”), Lenders have agreed to make available to Borrowers certain loans, including a revolving credit facility (including a letter of credit sub facility) in a principal amount not to exceed $15,000,000.00 at any time outstanding (as such amount may be adjusted, if at all, from time to time in accordance with the Credit Agreement) (collectively, the “Revolving Loans”) and a term loan facility in the original principal amount of $130,000,000.00 (the “Term Loans”; the Term Loans and the Revolving Loans are, together, the “Loans”).  All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement.   The Revolving Loans are evidenced by the Credit Agreement and may be further evidenced by certain Revolving Notes made by Borrowers (which notes, together with all notes issued in substitution or exchange therefor and all amendments thereto, are hereinafter referred to as the “Revolving Notes”), and the Term Loans are evidenced by the Credit Agreement and may be evidenced by certain Term Notes made by Borrowers (which notes, together with all notes issued in substitution or exchange therefor and all amendments thereto, are hereinafter referred to as the “Term Notes”; the Revolving Notes and the Term Notes, collectively with all notes issued in substitution or exchange therefor and all amendments thereto, are referred to as the “Notes”).  The Credit Agreement and Notes provide for certain payments as set forth therein and in the Credit Agreement with the balances thereof due and payable at such times and in such amounts specified in the Credit Agreement and in no event later than October 3, 2022 (such final outside maturity date of all Loans pursuant to the Credit Agreement is referred to herein as the “Maturity Date”).  EACH NOTE PROVIDES FOR A VARIABLE RATE OF INTEREST WHICH VARIES WITH CHANGES IN THE BASE RATE OR THE LIBOR RATE IN ACCORDANCE WITH THE PROVISIONS OF SUCH NOTE AND THE CREDIT AGREEMENT;

B.       As a Borrower, Mortgagor will directly benefit from Lenders making the Loans to Borrowers and the provision of extensions of credit and other accommodations provided for in the

Credit Agreement, and has therefore agreed to execute and deliver this Mortgage to Agent upon the terms and conditions set forth herein to secure the prompt payment and performance of all Obligations of Borrowers, subject to the terms and conditions set forth in the Credit Agreement.

AGREEMENT

NOW, THEREFORE, for the premises considered, Mortgagor covenants and agrees with Mortgagee as follows:

ARTICLE 1

DEFINITIONS

Section 1.1   Definitions.  As used herein, the following terms shall have the following meanings:

“Default Rate” means the rate of interest set forth in Section 1.2(d) of the Credit Agreement.

“Mortgaged Property” means (1) the real property described in Exhibit A attached hereto and made a part hereof (the “Land”), (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”), (3) all materials, supplies, appliances, equipment (as such term is defined in the UCC), fixtures, apparatus and other items of personal property now owned or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the “Fixtures”), (4) all goods, inventory, accounts, general intangibles, software, investment property, instruments, letters of credit, letter-of-credit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the UCC, and all other personal property of any kind or character, now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements, rights of Mortgagor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Mortgagor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the “Personalty”), (5) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts (including accounts holding security deposits) maintained by Mortgagor with respect to the Mortgaged Property, (6) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the “Plans”), (7) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the “Leases”), (8) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, lease cancellation payments and other benefits paid or payable by parties to the Leases other than Mortgagor for using, leasing, licensing, possessing, operating from, residing in, selling, terminating the occupancy of or otherwise enjoying the Mortgaged Property (the “Rents”), (9) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the “Property Agreements”), (10) all rights, privileges, tenements, hereditaments, rights‑of‑way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Mortgagor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (11) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (12) all insurance policies (regardless of whether required by Mortgagee), unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor, (13) all mineral, water, oil and gas rights relating to all or any part of the Mortgaged Property, (14) any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty and (15) all improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Land, and all conversions of the security constituted thereby (the “After Acquired Property Interests”).  As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein, wherever located.

“Secured Obligations” means

(i)        the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations, including without limitation, all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of Mortgagor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding),  fees, costs and indemnities) of Mortgagor to the Lenders, whether now existing or hereafter incurred under, arising out of, or in connection with, each Loan Document, if any, to which Mortgagor is a party (regardless of whether each such Loan Document is now in existence or hereafter arising) and the due performance and compliance by Mortgagor with all of the terms, conditions and agreements contained in each such Loan Document;

(ii)       any and all sums advanced by the Agent in order to preserve the Mortgaged Property or preserve its lien and security interest in the Mortgaged Property;

(iii)      in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of Mortgagor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Mortgaged Property, or of any exercise by the Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(iv)       all amounts paid by any Indemnitee (as hereinafter defined) as to which such Indemnitee has the right to reimbursement under Section 7.16 of this Mortgage; and

(v)        all amounts owing to the Agent pursuant to any of the Loan Documents in its capacity as such;

it being acknowledged and agreed that the “Secured Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Mortgage or extended from time to time after the date of this Mortgage.

“UCC”  means the Uniform Commercial Code as enacted and in effect in the state where the Land is located (and as it may from time to time be amended); provided that, to the extent that the UCC is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further,  however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any security interest herein granted is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state where the Land is located, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

ARTICLE 2

GRANT

Section 2.1   Grant.  To secure the full and timely payment and performance of the Secured Obligations, Mortgagor hereby irrevocably MORTGAGES, GIVES, GRANTS, WARRANTS, BARGAINS, SELLS, ALIENS, PLEDGES, ASSIGNS, TRANSFERS, HYPOTHECATES and CONVEYS to Mortgagee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD, IN TRUST, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee.

ARTICLE 3

WARRANTIES, REPRESENTATIONS AND COVENANTS

Mortgagor warrants, represents and covenants to Mortgagee as follows:

Section 3.1   Title to Mortgaged Property and Lien of This Instrument.  Mortgagor has good and marketable title to the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Mortgaged Property.  This Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

Section 3.2   First Lien Status.  Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage and the other Loan Documents.  If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement.

Section 3.3   Payment and Performance.  Mortgagor shall pay the Secured Obligations when due under the Loan Documents and shall perform the Secured Obligations in full when they are required to be performed.

Section 3.4   Replacement of Fixtures and Personalty.   Except as permitted by the Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures, Personalty or any equipment necessary for Mortgagor’s operations to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Mortgagee.  Mortgagor shall not incorporate into the Mortgaged Property any item of personalty, fixtures or other property that is not owned by Mortgagor free and clear of all liens or security interests except the liens and security interests in favor of Mortgagee created by the Loan Documents.

Section 3.5   Maintenance of Rights of Way, Easements and Licenses.  Mortgagor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Mortgagee, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property.  Mortgagor shall comply with all restrictive covenants affecting the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.  Mortgagor shall not demolish any Improvements or alter them in any manner that substantially decreases the value thereof.

Section 3.6   Inspection.  Mortgagor shall permit Mortgagee and its agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and conduct such environmental and engineering studies as Mortgagee may require, provided that such inspections and studies will be conducted during normal business hours and shall not materially interfere with the use and operation of the Mortgaged Property.

Section 3.7   Other Covenants.  All of the covenants in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land.

Section 3.8   Condemnation Awards and Insurance Proceeds.

(a)       Condemnation Awards.  All awards and compensation for any condemnation or other taking, or any purchase in lieu thereof shall be subject to the terms and conditions set forth in the Credit Agreement.

(b)       Insurance Proceeds.  All proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property shall be payable to such parties and in such manner as set forth in the Credit Agreement.

Section 3.9   Insurance.  Mortgagor shall maintain or cause to be maintained, insurance with respect to the Mortgaged Property in accordance the Credit Agreement, provided, however, that Mortgagor shall not be required to obtain hazard insurance coverage against risks to improvements in an amount exceeding the replacement value of the improvements.   Mortgagor shall purchase a Federal Emergency Management Agency Standard Flood Hazard Determination Form for the Mortgaged Property, and if any portion of the Improvements is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then Mortgagor shall maintain, or cause to be maintained, flood insurance in an amount as required by law and reasonably satisfactory to Mortgagee and in no event less than the maximum limit of coverage available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended from time to time.

Unless Mortgagor provides Mortgagee with evidence of the insurance coverage required hereunder and under the Credit Agreement, Mortgagee may purchase insurance at Mortgagor’s expense to protect Mortgagee’s interests in the collateral. This insurance may, but need not, protect Mortgagor’s interests. The coverage that Mortgagee purchases may not pay any claim that Mortgagor makes or any claim that is made against Mortgagor in connection with the collateral. Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence that Mortgagor has obtained insurance as required hereunder and under the Credit Agreement. If Mortgagee purchases insurance for the collateral, Mortgagor will be responsible for the costs of that insurance, including interest and any other charges Mortgagee may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the total outstanding balance, obligation or indebtedness secured by this Mortgage. The costs of the insurance may be more than the cost of insurance Mortgagor may be able to obtain on Mortgagor’s own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

Section 3.10   Transfer or Encumbrance of the Mortgaged Property.  Mortgagor shall not, except as and to the extent permitted in the Credit Agreement, sell, convey, alienate, mortgage, encumber, pledge, lease or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged, leased or otherwise transferred.

Section 3.11   After Acquired Property Interests.  All After Acquired Property Interests, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the Lien of this Mortgage (as provided in the granting clauses hereof) as fully and completely, and with the same effect, as though owned by Mortgagor on the date hereof and specifically described in the granting clauses hereof.  Mortgagor shall execute and deliver to  Mortgagee all such other assurances, deeds of trust, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting such After Acquired Property Interests to the Lien of this Mortgage.  Mortgagor hereby irrevocably authorizes and appoints Mortgagee as the agent and attorney-in-fact of Mortgagor to, following the occurrence and during the continuance of an Event of Default, execute all such documents and instruments on behalf of Mortgagor, which appointment shall be irrevocable and coupled with an interest.

ARTICLE 4

DEFAULT AND FORECLOSURE

Section 4.1   Remedies.  Upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), Mortgagee, as Agent for the benefit of the Lenders, may, at Mortgagee’s election and by or through Mortgagee or otherwise, exercise any or all of the following rights, remedies and recourses:

(a)       Acceleration.  Declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

(b)       Entry on Mortgaged Property.  Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto.  If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

(c)       Operation of Mortgaged Property.  Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 4.7.

(d)       Foreclosure and Sale.  Institute proceedings for the complete judicial or, to the extent permitted by applicable law, nonjudicial foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels.  With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days prior written notice shall be deemed commercially reasonable.  At any such sale by virtue of any judicial proceedings, power of sale or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity of redemption and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor.  Mortgagee or any of the other Lenders may be a purchaser at such sale and if Mortgagee or such Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Mortgagee or such other Lender against the Secured Obligations in lieu of paying cash.

(e)       Receiver.  Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Obligations, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment.  Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

(f)       Other.  Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Loans either before, during or after any proceeding to enforce this Mortgage).

Section 4.2   Separate Sales.  Subject to the provisions of Section 4.1(d), the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.3   Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Credit Agreement and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.  No action by Mortgagee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 4.4   Release of and Resort to Collateral.  Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first priority lien and security interest in and to the Mortgaged Property.  For payment of the Secured Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

Section 4.5   Waiver of Redemption, Notice and Marshalling of Assets.  To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Mortgagee’s  election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 4.6   Discontinuance of Proceedings.  If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 4.7   Application of Proceeds.  The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in accordance with, an in any order of priority set forth in, the Credit Agreement, or as otherwise permitted under the other Loan Documents or applicable law.

Section 4.8   Occupancy After Foreclosure.  The purchaser at any foreclosure sale pursuant to Section 4.1(d) shall become the legal owner of the Mortgaged Property.  All occupants of the Mortgaged Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand.  It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Mortgaged Property.

Section 4.9   Additional Advances and Disbursements; Costs of Enforcement.

(a)       Upon the occurrence and during the continuance of an Event of Default, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor.  All sums advanced and expenses incurred at any time by Mortgagee under this Section 4.9, or otherwise under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate or other applicable rate of interest pursuant to the Credit Agreement,  and shall be secured by this Mortgage.

(b)       Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Secured Obligations or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise.

Section 4.10   No Mortgagee in Possession.  Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee or  be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 5

ASSIGNMENT OF RENTS AND LEASES

Section 5.1   Assignment.    Mortgagor hereby absolutely grants and assigns to Mortgagee the Leases and Rents.  Nevertheless, subject to the terms of this Section 5.1, Mortgagee grants to Mortgagor a revocable license to operate and manage the Leases and Rents and to collect the Rents.  Upon the occurrence and during the continuance of an Event of Default, without need for notice or demand to Mortgagor, the license granted to Mortgagor herein shall automatically be revoked, and Mortgagee shall immediately be entitled to possession of all Leases and Rents, whether or not Mortgagee enters upon or takes control of the Leases and Rents.  Additionally, upon the occurrence and during the continuance of an Event of Default, Mortgagee shall be entitled to: (a) notify any person that the Leases have been assigned to Mortgagee and that all Rents are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Mortgaged Property; (b) settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; (c) enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; (d) enter upon, take possession of and operate the Mortgaged Property; (e) lease all or any part of the Mortgaged Property; and/or (f) perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor’s rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver.  Mortgagor hereby irrevocably authorizes and directs each tenant under any Lease to rely upon any written notice of the existence of an Event of Default sent by Mortgagee to any such tenant, and thereafter to pay Rents to Mortgagee, without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from Mortgagor, who shall have no right or claim against any such tenant for any such Rents so paid to Mortgagee.

Section 5.2   No Merger of Estates.  So long as any part of the Secured Obligations remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any lessee or any third party by purchase or otherwise.

ARTICLE 6

SECURITY AGREEMENT

Section 6.1   Security Interest.  This Mortgage constitutes a “Security Agreement” on personal property within the meaning of the UCC and other applicable law with respect to the Personalty, Fixtures, Plans, Leases, Rents, Property Agreements and all other Mortgaged Property which is personal property under the UCC.  To this end, Mortgagor grants to  Mortgagee, for the benefit of the Agent and the Lenders, a security interest in the Personalty, Fixtures, Plans, Leases, Rents, Property Agreements and all other Mortgaged Property which is personal property to secure the payment and performance of the Secured Obligations and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property.  Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Plans, Leases, Rents, Property Agreements and other Mortgaged Property which is personal property sent to Mortgagor at least five (5) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

Section 6.2   Financing Statements.  Mortgagor hereby irrevocably authorizes Mortgagee at any time and from time to file in any filing office in any UCC jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Mortgaged Property, without the signature of Mortgagor where permitted by law.  Mortgagor agrees to furnish Mortgagee, promptly upon request, with any information required by Mortgagee to complete such financing or continuation statements.  If Mortgagee has filed any initial financing statements or amendments in any UCC jurisdiction prior to the date hereof, Mortgagor ratifies and confirms its authorization of all such filings.  Mortgagor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Mortgagee, and agrees that it will not do so without Mortgagee’s prior written consent, subject to Mortgagor’s rights under Section 9-509(d)(2) of the UCC.  Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such additional financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

Section 6.3   Fixture Filing.  This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures.  Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage. The name of the record owner of the real property on which goods are or are to become fixtures FLEISCHMANN’S VINEGAR COMPANY, INC.. Mortgagor’s Delaware organizational identification number is 3559265.

ARTICLE 7

MISCELLANEOUS

Section 7.1   Notices.  Any notice required or permitted to be given under this Mortgage shall be in writing and given in the manner set forth in the Credit Agreement.

Section 7.2   Covenants Running with the Land.  All Secured Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property.  As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Mortgagee has or will consent to any such conveyance or transfer of the Mortgaged Property).  All persons or entities who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

Section 7.3   Attorney-in-Fact.  Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney‑in‑fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the collateral, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder; however:  (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2)  any sums advanced by Mortgagee in such performance shall be added to and included in the Secured Obligations and shall bear interest at the Default Rate or other applicable rate of interest pursuant to the Credit Agreement; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

Section 7.4   Successors and Assigns.  This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns.  Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

Section 7.5   No Waiver.  Any failure by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and  Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 7.6   Subrogation.  To the extent proceeds of the Loans have been used to extinguish, extend or renew any indebtedness against the Mortgaged Property, then Mortgagee shall be subrogated to all of the rights, liens and interests existing against the Mortgaged Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Mortgagee.

Section 7.7   Conflicts.  If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall govern.  If any conflict or inconsistency exists between this Mortgage and any of the Notes, the Notes shall govern.

Section 7.8   Release.   Upon payment in full and performance of all of the Secured Obligations, and otherwise in accordance with the terms, conditions and provisions set forth in Section 9.20 of the Credit Agreement, Mortgagee shall deliver to Mortgagor a written release or satisfaction of this Mortgage (without recourse and without representation and warranty). Mortgagor shall pay Mortgagee’s reasonable costs incurred in connection with same.

Section 7.9   Waiver of Stay, Moratorium and Similar Rights.  Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Secured Obligations or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

Section 7.10   Obligations of Mortgagor, Joint and Several.  If more than one person or entity has executed this Mortgage as “Mortgagor,” the obligations of all such persons or entities hereunder shall be joint and several.

Section 7.11   Governing Law.  THE PROVISIONS OF THIS MORTGAGE REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED.  ALL OTHER PROVISIONS OF THIS MORTGAGE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 7.12   Headings.  The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 7.13   Severability.  If any provision of this Mortgage shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Mortgage.

Section 7.14   Counterparts.  This Mortgage may be executed in counterparts, all of which counterparts together shall constitute one and the same instrument (and original signature pages and notary pages from each counterpart may be assembled into one original document to be recorded).

Section 7.15   Entire Agreement.  This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

Section 7.16   Indemnity and Expenses

(a)       Mortgagor agrees to indemnify, reimburse and hold the Mortgagee, each other Lender and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 7.16 referred to individually as “Indemnitee,” and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 7.16 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Mortgage or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Mortgaged Property (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 7.16 for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision).  Mortgagor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Mortgagor shall assume full responsibility for the defense thereof.  Each Indemnitee agrees to use its best efforts to promptly notify Mortgagor of any such assertion of which such Indemnitee has knowledge.

(b)       Without limiting the application of Section 7.16(a) hereof, Mortgagor agrees  to pay or reimburse the Mortgagee  for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Mortgagee’s Liens on, and security interest in, the Mortgaged Property, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Mortgaged Property, premiums for insurance with respect to the Mortgaged Property and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Mortgaged Property and the Mortgagee’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Mortgaged Property.

(c)       Without limiting the application of Section 7.16(a) or 7.16(b) hereof, Mortgagor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Mortgagor in this Mortgage or in any writing contemplated by or made or delivered pursuant to or in connection with this Mortgage.  If and to the extent that the obligations of Mortgagor under this Section 7.16 are unenforceable for any reason, Mortgagor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

(d)       Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Mortgaged Property.  The indemnity obligations of Mortgagor contained in this Section 7.16 shall continue in full force and effect notwithstanding the full payment of all of the other Secured Obligations.

Section 7.17   Reduction of Secured Amount.  In the event that the maximum principal amount secured by this Mortgage is less than the aggregate Secured Obligations then the amount secured hereby shall be reduced only by the last and final sums that Mortgagor or any other Credit Party repays with respect to the Secured Obligations and shall not be reduced by any intervening repayments of the Secured Obligations.  So long as the balance of the Secured Obligations exceeds the amount secured hereby, any payments of the Secured Obligations shall not be deemed to be applied against, or to reduce, the portion of the Secured Obligations secured by this Mortgage.

Section 7.18   Future Advances.  This Mortgage is given to secure the Secured Obligations and shall secure not only presently existing Secured Obligations under the Loan Documents but also any and all other Secured Obligations which may hereafter be owing by Mortgagor to the Lenders under the Loan Documents, however incurred, whether interest, discount or otherwise, and whether the same shall be deferred, accrued or capitalized, including future advances and re-advances, pursuant to the Credit Agreement or the other Loan Documents, whether such advances are obligatory or to be made at the option of the Lenders, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Mortgage.  The Lien of this Mortgage shall be valid as to all Secured Obligations secured hereby, including future advances, from the time of the original recording of the Original Mortgage for record in the recorder’s office of the county in which the Mortgaged Property is located.  To the maximum extent permitted by law, this Mortgage is intended to and shall be valid and have priority over all subsequent Liens and encumbrances, including statutory Liens, excepting solely taxes and assessments levied on the real estate, to the extent of the maximum amount secured hereby, and Permitted Encumbrances related thereto.  Although this Mortgage is given to secure all future advances made by Mortgagee and the other Lenders to or for the benefit of Mortgagor or the Mortgaged Property, whether obligatory or optional, Mortgagor and Mortgagee hereby acknowledge and agree that Mortgagee and the other Lenders are obligated by the terms of the Loan Documents to make certain future advances, including advances of a revolving nature, subject to the fulfillment of the relevant conditions set forth in the Loan Documents.

Section 7.19   WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, MORTGAGOR AND MORTGAGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.  MORTGAGOR AND MORTGAGEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  MORTGAGOR AND MORTGAGEE EACH WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

Section 7.20   Local Law Provisions.  In the event of any conflict between the terms and provisions of any other sections or this Mortgage and this Section 7.20, the terms and provisions of this Section 7.20 shall govern and control.

(a)       It is the express intention of Mortgagor and Mortgagee that the rights, remedies, powers and authorities conferred upon the Mortgagee pursuant to this Mortgage shall include all rights, remedies, powers and authorities that a mortgagor may confer upon a mortgagee under the Illinois Mortgage Foreclosure Law (735 ILCS § 5/15-1101 et seq.) (the “IMFL”) and/or as otherwise permitted by applicable law, as if they were expressly provided for herein.  In the event that any provision in this Mortgage shall be inconsistent with any provision in the IMFL, the provisions of the IMFL shall take precedent over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the IMFL.

(b)       Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under Sections 15-1510 and 15-1512 of the IMFL, whether incurred before or after any decree or judgment of foreclosure, and whether provided for in this Mortgage, shall be added to the indebtedness secured by this Mortgage or by the judgment of foreclosure.

(c)       In addition to any provision of this Mortgage authorizing Mortgagee to take or be placed in possession of the Mortgaged Property, or for the appointment of a receiver, Mortgagee shall have the right, in accordance with Sections 5/15-1701 and 5/15-1702 of IMFL, to be placed in possession of the Mortgaged Property or, at its request, to have a receiver appointed, and such receiver, or Mortgagee, if and when placed in possession, shall have, in addition to any other powers provided in this Mortgage, all rights, powers, immunities and duties, as provided for in

Sections 5/15-1701, 5/15-1702, 5/15-1703 and 5/15-1704 of the IMFL.  The powers, authorities and duties conferred upon the Mortgagee, in the event that the Mortgagee takes possession of the Mortgaged Property, and upon a receiver hereunder, shall also include all such powers, authority and duties as may be conferred upon an Mortgagee in possession or receiver under and pursuant to the IMFL.  To the extent the IMFL may limit the powers, authorities and duties purportedly conferred hereby, such power, authorities and duties shall include those allowed, and be limited as proscribed by IMFL at the time of their exercise or discharge.

(d)       MORTGAGOR KNOWINGLY AND VOLUNTARILY RELEASES AND WAIVES, ON BEHALF OF ITSELF AND ALL PERSONS OR ENTITIES NOW OR HEREAFTER INTERESTED IN THE MORTGAGED PROPERTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW INCLUDING IMFL, (I) ALL RIGHTS UNDER ALL APPRAISEMENT, HOMESTEAD, MORATORIUM, VALUATION, EXEMPTION, STAY, EXTENSION, REDEMPTION, SINGLE ACTION, ELECTION OF REMEDIES AND MARSHALING STATUTES, LAWS OR EQUITIES NOW OR HEREAFTER EXISTING, (II) ANY AND ALL REQUIREMENTS THAT AT ANY TIME ANY ACTION MAY BE TAKEN AGAINST ANY OTHER PERSON OR ENTITY AND MORTGAGOR AGREES THAT NO DEFENSE BASED ON ANY THEREOF WILL BE ASSERTED IN ANY ACTION ENFORCING THIS MORTGAGE, AND (III) ANY AND ALL RIGHTS TO REINSTATEMENT AND REDEMPTION AS ALLOWED UNDER SECTION 15-1601(B) AND SECTION 1602 OF THE IMFL OR TO CURE ANY DEFAULTS, EXCEPT SUCH RIGHTS OF REINSTATEMENT AND CURE AS MAY BE EXPRESSLY PROVIDED BY THE TERMS OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

(e)       MORTGAGOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS OF REDEMPTION FROM SALE OR OTHERWISE UNDER ANY ORDER OR DECREE OF FORECLOSURE, DISCLAIMS ANY STATUS WHICH IT MAY HAVE AS AN “OWNER OF REDEMPTION” AS THAT TERM MAY BE DEFINED IN SECTION 15-1212 OF THE IMFL, PURSUANT TO RIGHTS HEREIN GRANTED, ON BEHALF OF MORTGAGOR AND ALL PERSONS BENEFICIALLY INTERESTED THEREIN, AND EACH AND EVERY PERSON ACQUIRING ANY INTEREST IN, OR TITLE TO, THE MORTGAGED PROPERTY DESCRIBED HEREIN SUBSEQUENT TO THE DATE OF THIS MORTGAGE, AND ON BEHALF OF ALL OTHER PERSONS TO THE FULLEST EXTENT PERMITTED BY THE PROVISIONS OF THE ILLINOIS STATUTES.

(f)       Mortgagor acknowledges that the transaction of which this Mortgage is a part, is a transaction which does not include either agricultural real estate (as defined in Section 15-1201 of the IMFL) or residential real estate (as defined in Section 15-1219 of the IMFL).

(g)       Mortgagor represents and warrants to Mortgagee that the proceeds of the obligations secured hereby shall be used solely for business purpose, and the entire principal obligations secured by this Mortgage constitute (i) a “business loan” as that term is defined in, and for all purposes of, 815 ILCS 205/4(1)(c), and (ii) a “loan secured by a mortgage on real estate” within the purview and operation of 815 ILCS 205/4(1).

(h)       The maximum indebtedness secured by this Mortgage shall not exceed two hundred percent (200%) of the aggregate, original principal amount of the Loans.

(i)       Protective Advances.

1)       All advances, disbursements and expenditures made by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise by authorized by this Mortgage and/or the other Loan Documents or by the IMFL (collectively “Protective Advances”), shall have the benefit of all applicable provisions of the IMFL, including those provisions of the IMFL hereinbelow referred to:

i.        all advances by Mortgagee in accordance with the terms of this Mortgage and/or the other Loan Documents to: (A) preserve or maintain, repair, restore or rebuild the improvements upon the Mortgaged Property; (B) preserve the lien of this Mortgage or the priority hereof; or (C) enforce this Mortgage, each as referred to in subsection (b)(5) of Section 5/15-1302 of the IMFL;

ii.       payments by Mortgagee of: (A) when due, installments of principal, interest or other obligations in accordance with the terms of any senior mortgage or other prior lien or encumbrance; (B) when due installments of real estate taxes and assessments, general and special and all other taxes and assessments of any kind or nature whatsoever which are assessed or imposed upon the Mortgaged Property or any part thereof; (C) other obligations authorized by this Mortgage; or (D) with court approval, any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title, as referred to in Section 5/15-1505 of the IMFL;

iii.      advances by Mortgagee in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior liens;

iv.       attorneys’ fees and other costs incurred: (A) in connection with the foreclosure of this Mortgage as referred to in Sections 1504(d)(2) and 5/15-1510 of the IMFL; (B) in connection with any action, suit or proceeding brought by or against the Mortgagee for the enforcement of this Mortgage or arising from the interest of the Mortgagee hereunder; or (C) in the preparation for the commencement or defense of any such foreclosure or other action related to this Mortgage or the Mortgaged Property;

v.        Mortgagee’s fees and costs, including attorneys' fees, arising between the entry of judgment of foreclosure and the confirmation hearing as referred to in Subsection (b)(l) of Section 5/15-1508 of the IMFL;

vi.       expenses deductible from proceeds of sale as referred to in subsections (a) and (b) of Section 5/15-1512 of the IMFL;

vii.      expenses incurred and expenditures made by Mortgagee for any one or more of the following:  (A) if the Mortgaged Property or any portion thereof constitutes one or more units under a condominium declaration, assessments imposed upon the unit owner thereof which are required to be paid; (B) if Mortgagor's interest in the Mortgaged Property is a leasehold estate under a lease or sublease, rentals or other payments required to be made by the lessee under the terms of the lease or sublease; (C) premiums for casualty and liability insurance paid by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required, in reasonable amounts, and all renewals thereof, without regard to the limitation to maintaining of existing insurance in effect at the time any receiver or Mortgagee takes possession of the Mortgaged Property imposed by subsection (c)(l) of Section 5/15-1704 of the IMFL; (D) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (E) payments required or deemed by Mortgagee to be for the benefit of the Mortgaged Property or required to be made by the owner of the Mortgaged Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Mortgaged Property; (F) shared or common expense assessments payable to any association or corporation in which the owner of the Mortgaged Property is a member in any way affecting the Mortgaged Property; (G) if the Loans are a construction loan, costs incurred by Mortgagee for demolition, preparation for and completion of construction, as may be authorized by the applicable commitment, loan agreement or other agreement; and (H) pursuant to any lease or other agreement for occupancy of the Mortgaged Property for amounts required to be paid by Mortgagor;

viii.     all Protective Advances shall be so much additional indebtedness secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advance until paid at the rate due and payable after a default under the terms of the Loan Documents;

ix.       this Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Mortgage is recorded pursuant to subsection (b)(l) of Section 5/15-1302 of the IMFL; and all Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the provisions of the IMFL, apply to and be included in:

1)        determination of the amount of indebtedness secured by this Mortgage at any time;

2)       the indebtedness found due and owing to the Mortgagee in the judgment of foreclosure and any subsequent supplemental judgments, orders, adjudications or findings by the court of any additional indebtedness becoming due after such entry of judgment, it being agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose;

3)       determination of amount deductible from sale proceeds pursuant to Section 5/15-1512 of the IMFL;

4)       application of income in the hands of any receiver or Mortgagee in possession; and

5)       computation of any deficiency judgment pursuant to Subsections (b)(2) and (e) of Section 5/15‑1508 and Section 5/15-1511 of the IMFL.

[SIGNATURE PAGE FOLLOWS]

EXECUTED as of the date first above written.

Mortgagor:	FLEISCHMANN’S VINEGAR COMPANY,
INC., a Delaware corporation

	By:	/s/ Jerry Peters
		Name:	Jerry Peters
		Title:	Executive Vice President &
Assistant Secretary

ACKNOWLEDGEMENT

STATE OF	Nebraska	)
)
COUNTY OF	Douglas	)

On December   19th  , 2016, before me,     Sara Beller    , a Notary Public in and for said County and State, personally appeared Jerry Peters, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) (is/are) subscribed to the within instrument, and acknowledged to me that (he/she/they) executed the same in (his/her/their) authorized capacit(-y/-ies), and that by (his/her/their) signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Sara Beller
Signature of Notary Public

EXHIBIT A

Legal Description of the Land

PARCEL 1:

THE WEST 1/2 OF LOT 12 AND LOTS 13 THROUGH THE WEST 1/2 OF LOT 43 IN BLOCK 1 ALSO THE SOUTH 18.44 FEET OF WEST 1/2 OF LOT 4 THROUGH THE WEST 1/2 OF LOT 12 IN BLOCK 1, ALL IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION OF BLOCK 18 IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THEREFROM THE EAST 17 FEET OF THE NORTH 1/2 AND THE EAST 50 FEET OF SOUTH 1/2 OF BLOCK 18).

PARCEL 2:

THE SOUTH 34 FEET OF LOT 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOADS SUBDIVISION OF BLOCK 15 AND 16 OF STONE AND WHITNEY'S SUBDIVISION OF THE NORTH 1/2 OF SECTION 7, TOWNSHIP 38, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THEREFROM THE LAND OF THE P.C. AND ST. LOUIS R.R. AND WESTERN AVENUE BOULEVARD).

PARCEL 3:

THOSE PARTS OF VACATED 48TH STREET LYING BETWEEN LOTS 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOADS SUBDIVISION AFOREMENTIONED AND LOTS 23 THROUGH WEST 1/2 OF LOT 12 IN BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFOREMENTIONED ALSO THE VACATED ALLEY LYING BETWEEN THE WEST 1/2 OF LOT 4 THROUGH 23, IN BLOCK 1 IN MCDAVID AND RHOADS SUBDIVISION AFOREMENTIONED AND LOTS 24 THROUGH THE WEST 1/2 OF LOT 43 IN BLOCK 1 IN MCDAVID AND RHOADS SUBDIVISION AFOREMENTIONED.

PARCELS 1, 2 AND 3 ALSO BEING DESCRIBED AS FOLLOWS:

THOSE PARTS OF LOTS 4 THOUGH 43 IN BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD AFOREMENTIONED AND LOT 24 THROUGH 35 IN BLOCK 4 IN MCDAVID AND RHOADS SUBDIVISION AFOREMENTIONED, TAKEN AS A TRACT AND BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION; THENCE NORTH 364.50 FEET; THENCE EAST AT 90 DEGREES 288.75 FEET; THENCE SOUTH AT 90 DEGREES 206.45 FEET; THENCE EAST AT 90 DEGREES 196.05 FEET; THENCE SOUTH AT 90 DEGREES 158.05 FEET TO THE SOUTH LINE OF BLOCK 1 ALSO KNOWN AS THE NORTH LINE OF WEST 48TH PLACE;

THENCE WEST AT 90 DEGREES 484.5 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

THE ABOVE-DESCRIBED PREMISES MAY ALSO BE DESCRIBED AS FOLLOWS:

PARTS OF LOTS 4 TO 12 AND ALL OF LOTS 13 TO 42 INCLUSIVE AND THE WEST 1/2 OF LOT 43 IN SUB BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION, BEING A SUBDIVISION OF BLOCK 18 IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

ALSO

ALL OF THE EAST AND WEST 16 FOOT PUBLIC ALLEY ABUTTING LOTS 5 TO 42 AND THE WEST 1/2 OF LOTS 4 AND 43 IN SUB BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFORESAID, LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF THE WEST 1/2 OF LOT 4 AND LOTS 5 THROUGH 23 AND LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST ½ OF LOT 43 AND LOTS 24 THROUGH 42 AFORESAID,

ALSO

THAT PART VACATED 48TH STREET LYING BETWEEN LOTS 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOADS SUBDIVISION AFOREMENTIONED AND LOTS 23 THROUGH THE WEST 1/2 OF LOT 12 IN BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFORESAID, LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF LOTS 24 THROUGH 34 AND THE WEST 1/2 OF LOT 35 AND LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST 1/2 OF LOT 12 AND LOTS 13 THROUGH 23 AFORESAID.

ALSO

PARTS OF LOTS 24 TO 35 IN SUB BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCKS 15 AND 16 (EXCEPT RAILROAD AND BOULEVARD), ALL IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38 NORTH, RANGE, 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A TRACT OF LAND COMPRISED OF PART OF EACH OF LOTS 4 TO 12, BOTH INCLUSIVE, ALL OF LOTS 13 TO 42, BOTH INCLUSIVE, PART OF LOT 43 AND THE VACATED EAST AND WEST 16 FOOT ALLEY ABUTTING SAID LOTS AND PARTS OF LOTS IN SUB BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION, BEING A SUBDIVISION OF BLOCK 18 OF STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6, AND THE NORTH ½ AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 7, ALL IN TOWNSHIP 38 NORTH,

RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THEREFROM THE EAST 17 FEET OF THE NORTH 1/2 AND THE EAST 50 FEET OF THE SOUTH 1/2 OF SAID BLOCK 18) ALSO COMPRISED OF PART OF EACH OF LOTS 24 TO 35, BOTH INCLUSIVE, IN SUB-BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCKS 15 AND 16 OF STONE AND WHITNEY SUBDIVISION AFORSAID ALSO THAT PART OF VACATED WEST 48TH STREET ADJOINING SAID LOTS AND PARTS OF LOTS IN SUB-BLOCKS 1 AND 4 AFORESAID, WHICH TRACT OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SUB-BLOCK 1, BEING THE INTERSECTION OF THE NORTH LINE OF WEST 48TH PLACE WITH THE EAST LINE OF SOUTH OAKLEY AVENUE; AND RUNNING THENCE NORTH ALONG THE EAST LINE OF SOUTH OAKLEY AVENUE, BEING ALSO THE WEST LINE OF SUB-BLOCKS 1 AND 4 AFORESAID, A DISTANCE OF 364.50 FEET; THENCE EAST ALONG A STRAIGHT LINE, PARALLEL WITH THE SOUTH LINE OF SAID SUB-BLOCK 1, A DISTANCE OF 288.75 FEET; THENCE SOUTH ALONG A STRIGHT LINE PARALLEL WITH SAID EAST LINE OF SOUTH OAKLEY AVENUE, A DISTANCE OF 206.45 FEET TO A POINT 158.05 FEET NORTH OF THE INTERSECTION OF SAID PARALLEL LINE WITH THE SOUTH LINE OF SAID SUB-BLOCK 1; THENCE EAST ALONG A STRAIGHT LINE, PARALLEL WITH THE SOUTH LINE OF SAID SUB-BLOCK 1, A DISTANCE OF 196.05 FEET TO AN INTERSECTION WITH THE EAST LINE OF THE WEST 1/2 OF LOT 4 IN SAID SUB-BLOCK 1; THENCE SOUTH ALONG SAID EAST LINE OF THE WEST 1/2 OF LOT 4, ALONG SAID EAST LINE EXTENDED, AND ALONG THE EAST LINE OF THE WEST 1/2 OF LOT 43 IN SAID SUB-BLOCK 1, A DISTANCE OF 158.05 FEET TO THE SOUTH LINE OF SAID SUB-BLOCK 1; THENCE WEST ALONG THE SOUTH LINE OF SUB-BLOCK 1, BEING ALSO THE NORTH LINE OF WEST 48TH PLACE, A DISTANCE OF 484.70 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Common Address:    4801 South Oakley Avenue, Chicago, Illinois 60609

PIN: 20-07-103-031-0000 and 20-07-103-033-0000